PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is entered into as of October 1, 2006 by and among Resolve Staffing, Inc., a Nevada corporation (“Resolve”), and ELS Human Resource Solutions, Inc., an Ohio corporation (“ELS HRS”; each of Resolve and ELS HRS being referred to herein as a “Pledgor” and collectively, jointly and severally, the “Pledgors”), the Pledged Stock Issuers listed on Schedule 1 hereto, and Ronald E. Heineman (“Heineman”), the Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor (the “Heineman Trust”), and William J. Walton (“Walton”), and Heineman, as agent for himself, the Heineman Trust, and Walton (in such capacity, the “Agent”).

WITNESSETH

WHEREAS, in connection with that certain Stock Purchase Agreement by and among ELS HRS, the Heineman Trust and Walton, dated of even date herewith (the “Stock Purchase Agreement”); that certain Agreement and Plan of Merger (the “Forward Merger Agreement”) made by and among ELS HRS, Resolve, and the Constituent Companies party thereto; that certain Agreement and Plan of Merger made by and among Resolve, Mandalay Merger Sub LLC, and Mandalay Services, Inc. (the “Mandalay Merger Agreement”); that certain Agreement and Plan of Merger made by and among Resolve, Diversified Merger Sub LLC, and Diversified Support Systems, LLC (the “Diversified Merger Agreement”); and that certain Agreement and Plan of Merger made by and among Resolve, ELS Employer Merger Sub LLC, and ELS Employer Services, Inc. (the “ELS Employer Merger Agreement”) (the Forward Merger Agreement, Mandalay Merger Agreement, Diversified Merger Agreement, and ELS Employer Merger Agreement being referred to collectively herein as the “Merger Agreements”), ELS HRS and Resolve have made and entered into or will make and enter into certain Promissory Notes payable to one or more of Heineman, the Heineman Trust, and Walton (each being referred to individually as a “Note,” and collectively as the “Notes”); and

WHEREAS, the obligations of the Pledgors under the Notes are secured by various security documents, including, but not limited to, a Security Agreement by and among Walton, Heineman (in his individual capacity and as Agent for himself, the Heineman Trust, and Walton), the Heineman Trust, ELS HRS, Resolve, Mandalay Services, Inc., Diversified Support Systems, LLC, ELS Employer Services, Inc., and the subsidiaries of ELS HRS signatory thereto, dated of even date herewith (the “Security Agreement”), and a Guaranty given by Resolve in favor of Walton, Heineman (in his individual capacity and as Agent for himself, the Heineman Trust, and Walton), and the Heineman Trust, dated of even date herewith (the “Guaranty”); and

WHEREAS, one or more of the Pledgors own all of the outstanding capital stock of each Pledged Stock Issuer, and the Pledgors and the Pledged Stock Issuers believe that the effectiveness of the Notes, the Stock Purchase Agreement, and the Merger Agreements, will be beneficial to them; and

WHEREAS, it is a condition precedent to the effectiveness of the Stock Purchase Agreement and the Merger Agreements that the Pledgors and the Pledged Stock Issuers execute and deliver this Agreement to the Agent;

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NOW, THEREFORE, in consideration of the willingness of Heineman, the Heineman Trust, and Walton to enter into the Notes, the Guaranty, the Security Agreement, the Stock Purchase Agreement, and the Merger Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.  Certain Definitions.

(a)  As used in this Agreement the following terms shall have the following definitions:

(i)  “Pledged Collateral” means the Pledged Stock and any collateral now or hereafter pledged hereunder and the products and proceeds of any and all of the foregoing.

(ii)  “Pledged Stock” means the shares of capital stock of each Pledged Stock Issuer listed on Schedule 1 hereto and any additional securities or interests of any Pledged Stock Issuer in which any Pledgor now or hereafter has any rights, as well as any additional securities or interests now or hereafter pledged hereunder.

(b)  Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Security Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, and references to the singular include the plural.

2.  Security Interest. To secure the prompt, punctual and faithful payment and performance of each and all of the Secured Obligations and to secure Resolve’s obligations under the Guaranty, the Pledgors hereby deposit with and pledge to the Agent (for the benefit of himself and Heineman, the Heineman Trust, and Walton) the Pledged Collateral and hereby grant to the Agent (for the benefit of himself and Heineman and Walton) a security interest in and lien on all of the Pledgors’ right, title, and interest in and to the Pledged Collateral. In connection with the foregoing, the Pledgors covenant and agree concurrently herewith to deliver to the Agent the original share certificates representing all of the Pledged Stock and to execute and deliver to the Agent blank stock powers (in form and substance satisfactory to the Agent) relating to each of such share certificates.

3.  Special Warranties and Covenants of the Pledgors. The Pledgors hereby jointly and severally warrant and covenant to the Agent and to Heineman, the Heineman Trust, and Walton that:

(a)  The Pledged Collateral is duly and validly pledged to the Agent in accordance with law and the Pledgors warrant and will defend the Agent’s right, title, and security interest in and to the Pledged Collateral against the claims and demands of all persons whatsoever.

(b)  This Agreement and the delivery of the Pledged Collateral to the Agent create a perfected first priority security interest in all of the Pledged Collateral in favor of the

(c)  Agent securing payment of the Secured Obligations, and all actions that the Agent required, or hereafter requires, of the Pledgors necessary to achieve such perfection have been, and will be, taken.

(d)  Each Pledgor has good and valid title to its Pledged Collateral free and clear of all claims, mortgages, pledges, liens, security interests, and other encumbrances of every nature whatsoever, except only for the pledge and security interest in favor of the Agent created by this Agreement.

(e)  All of the Pledged Stock has been duly and validly issued to the applicable Pledgor and is fully paid and nonassessable.

(f)  The Pledged Stock constitutes all of the presently issued and outstanding capital stock of each of the Pledged Stock Issuers issued to the Pledgors.

(g)  If any additional shares of capital stock, of any class, of any of the Pledged Stock Issuers or other securities or interests of any of the Pledged Stock Issuers are acquired by any Pledgor after the date hereof, the same shall constitute Pledged Collateral and shall be deposited and pledged with the Agent simultaneously with such acquisition.

(h)  If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledged Stock Issuer shall immediately register or enter the Pledged Collateral, as the case may be, in the name of the Agent or otherwise cause the Agent’s security interest thereon to be perfected in accordance with applicable law.

(i)  Each Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes, if any, affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers, and voting rights), and each Pledgor agrees that the Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

(j)  All information herein or hereafter supplied to the Agent by or on behalf of the Pledgors in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

(k)  The Pledgors will not sell, convey, or otherwise dispose of any of the Pledged Collateral, nor will the Pledgors create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance, or security interest whatsoever with respect to any of the Pledged Collateral, other than liens on and security interests in the Pledged Collateral created in favor of the Agent by this Agreement.

(l)  The Pledgors will not consent to or approve the issuance of any additional shares of capital stock, of any class, of any of the Pledged Stock Issuers if such issuance would violate the terms of the Security Agreement or would cause a default or Event of Default under the Notes or the Security Agreement and, in the event that any such additional shares of capital

(m)  stock are issued to any Pledgor, they shall be deposited and pledged with the Agent simultaneously with such issuance.

(n)  Neither the pledge of the Pledged Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates any of Regulation T, U, or X of the Board of Governors of the Federal Reserve System.

(o)  The chief executive office of the Pledgors are located, respectively, at 3235 Omni Drive, Cincinnati, Ohio 45245. No Pledgor will change its jurisdiction of incorporation or the location of its chief executive office without providing the Agent 30 days advance written notice.

4.  Further Assurances.

(a)  The Pledgors agree that from time to time, at the expense of the Pledgors, the Pledgors will promptly execute and deliver all further instruments and documents, and take all further actions that may be necessary or desirable, that the Agent may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor and each Pledged Stock Issuer, as the case may be: (i) will, at the request of the Agent, mark conspicuously its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) does hereby authorize the Agent to prepare and to file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may deem appropriate, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) will allow inspection of the Pledged Collateral by the Agent or persons designated by the Agent; and (iv) will appear in and defend any action or proceeding that may affect any Pledgor’s title to or the Agent’s security interest in the Pledged Collateral.

(b)  Any reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)  Upon request, the Pledgors will furnish to the Agent: (i) a certificate executed by the Pledgors or an authorized officer, manager, or member of each of the Pledgors, as the case may be, and dated as of the date of delivery to the Agent, itemizing in such detail as the Agent may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to the Agent by the Pledgors pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Agent may reasonably request.

5.  Covenants of Pledgors. The Pledgors, jointly and severally, covenant and agree that each Pledgor shall:

(a)  timely perform each and every covenant in the Notes and Security Agreement applicable to the Pledgors; and

(b)  upon receipt by any Pledgor of any material notice, report, or other communication from any of the Pledged Stock Issuers relating to all or any part of the Pledged Collateral, deliver such notices, reports, and other communications to the Agent as soon as possible, but in no event later than 5 calendar days following the receipt thereof by such Pledgor.

6.  The Agent as the Pledgor’s Attorney-in-Fact.

(a)  Each Pledgor hereby irrevocably appoints the Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Agent, or otherwise, from time to time at the Agent’s discretion, to take any action and to execute any instrument that the Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including after the occurrence of an Event of Default: (i) to receive, endorse, and collect all instruments made payable to any Pledgor representing any dividend, interest payment, or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions the Agent deems necessary pursuant to this Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of each Pledged Stock Issuer to the name of the Agent or to the name of the Agent’s nominee.

(b)  In addition to the designation of the Agent as each Pledgor’s attorney-in-fact in subsection (a), each Pledgor hereby irrevocably appoints the Agent as such Pledgor’s agent and attorney-in-fact to make, execute, and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state, or country where any Pledgor or any of the Pledged Stock Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares after the occurrence of an Event of Default or otherwise to enforce the Agent’s rights hereunder. The powers-of-attorney in described in subsection (a) and this subsection (b) shall be deemed to be powers coupled with an interest, and are irrevocable.

7.  Distributions. In case, upon the dissolution, winding up, liquidation, or reorganization of any of the Pledged Stock Issuers, whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Pledged Stock Issuer or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Agent to be held as collateral security for the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (including cash dividends, except those expressly allowed under the Security Agreement) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of any of the Pledged Stock Issuers, or any shares of or other equity in any of the Pledged Stock Issuers shall at any time be issued to any Pledgor, the shares or other property so distributed or issued (along with any blank stock powers and/or indorsements that the Agent deems appropriate) shall promptly be delivered to the Agent to be held as collateral security for the Secured Obligations.

8.  Events of Default. Any Event of Default as defined and provided in the Security Agreement shall constitute an “Event of Default” under this Agreement.

9.  Rights and Remedies of the Secured Parties. After the occurrence of any Event of Default, the Agent and Heineman, the Heineman Trust, and Walton shall have the following rights and remedies:

(a)  all rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code as adopted in the states of incorporation of the Pledged Stock Issuers (the “Uniform Commercial Code”);

(b)  all rights and remedies provided in this Agreement; and

(c)  all rights and remedies provided in the Security Agreement or in any other agreement, document, or instrument pertaining to the Secured Obligations or security therefor.

10.  Right to Transfer into Name of the Agent, etc. After the occurrence of any Event of Default, the Agent may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

11.  Right of the Agent to Exercise Voting Power, etc. So long as no Event of Default shall have occurred, the Pledgors shall be entitled to exercise as the Pledgors shall deem fit, but in a manner consistent with the terms hereof and of the Secured Obligations, the voting power with respect to the Pledged Collateral. After the occurrence of any Event of Default, the Agent shall be entitled to exercise the voting power with respect to the Pledged Collateral and to receive and retain, as collateral security for the Secured Obligations, any and all dividends and other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription, or any other rights, privileges, or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of any of the Pledged Stock Issuers or, upon the exercise of any such right, privilege, or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as the Agent may determine, all without liability except to account for property actually received. The Agent shall have no duty to exercise any of the aforesaid rights, privileges, or options and shall not be responsible for any failure to do so or delay in so doing.

12.  Right of the Agent to Dispose of Collateral, etc.

(a)  After the occurrence of any Event of Default, the Agent shall have the right at any time or times thereafter to sell, resell, assign, and/or deliver any or all of the Pledged Collateral in one or more parcels at any exchange or broker’s board or at public or private sale. The Agent will give the Pledgors at least 10 days prior written notice at the address of the Pledgors specified in Section 23 hereof of the time and place of any public sale thereof or of the

(b)  time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including any applicable Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgors. All such sales shall be conducted in a commercially reasonable manner and shall be at such commercially reasonable price or prices as the Agent shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales, the Agent may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Agent may deem best. Upon any such sale or sales, the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgors. In the event any consent, approval, or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgors shall execute, and hereby agree to cause each Pledged Stock Issuer to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales shall be applied as provided in the Security Agreement.

(b) The Pledgors recognize that the Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment, and not with a view to the distribution or resale thereof. The Pledgors acknowledge that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Agent has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgors agree that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely because it shall have been made under the foregoing circumstances.

(c) If the Agent determines to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section 12, each Pledged Stock Issuer shall, upon the request of the Agent and at such Pledged Stock Issuer’s own expense, do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

(d) The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agree that the Pledgors’ agreements contained in this Section 12 may be specifically enforced.

13.  Collection of Amounts Payable on Account of Pledged Collateral, etc. After the occurrence of any Event of Default, the Agent may, but without obligation to do so, demand, sue for, and/or collect any money or property at any time due, payable, or receivable, to which the Agent may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral

14.  and the Agent shall have the right, for and in the name, place, and stead of the Pledgors, to execute any endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

15.  Care of Pledged Collateral in the Agent’s Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to collect any sums due in respect of the Pledged Collateral or to protect or preserve rights pertaining to the Pledged Collateral, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgors.

16.  WAIVERS, ETC. THE PLEDGORS HEREBY WAIVE PRESENTMENT, DEMAND, NOTICE, PROTEST, AND, EXCEPT AS IS OTHERWISE PROVIDED HEREIN, ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THIS AGREEMENT OR THE ENFORCEMENT OF THE AGENT’S RIGHTS HEREUNDER OR IN CONNECTION WITH ANY SECURED OBLIGATIONS OR ANY PLEDGED COLLATERAL. THE PLEDGORS FURTHER CONSENT TO AND WAIVE NOTICE OF THE GRANTING OF RENEWALS, EXTENSIONS OF TIME FOR PAYMENT, OR OTHER INDULGENCES TO ANY OF THE PLEDGED STOCK ISSUERS OR TO ANY THIRD PARTY, OR SUBSTITUTION, RELEASE, OR SURRENDER OF ANY PLEDGED COLLATERAL FOR ANY OF THE SECURED OBLIGATIONS, THE ADDITION OR RELEASE OF PERSONS PRIMARILY OR SECONDARILY LIABLE ON ANY OF THE SECURED OBLIGATIONS OR ON ANY PLEDGED COLLATERAL FOR ANY OF THE SECURED OBLIGATIONS, THE ACCEPTANCE OF PARTIAL PAYMENTS ON ANY OF THE SECURED OBLIGATIONS, OR ON ANY PLEDGED COLLATERAL FOR ANY OF THE SECURED OBLIGATIONS, AND/OR THE SETTLEMENT OR COMPROMISE THEREOF. NO DELAY OR OMISSION ON THE PART OF THE AGENT IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR OF ANY OTHER RIGHT HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY SUCH RIGHT ON ANY FUTURE OCCASION. THE PLEDGORS FURTHER WAIVE ANY RIGHT THEY MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF OHIO (OR UNDER THE CONSTITUTION OF ANY OTHER STATE IN WHICH ANY OF THE PLEDGED COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE AGENT AND WAIVE THEIR RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. THE PLEDGORS’ WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY, AND KNOWINGLY AND AFTER THE PLEDGORS HAVE BEEN APPRISED AND COUNSELED BY THEIR ATTORNEYS AS TO THE NATURE THEREOF AND THEIR POSSIBLE ALTERNATIVE RIGHTS.

17.  Termination; Assignment, etc. This Agreement and the security interest in the Pledged Collateral created hereby shall terminate when all of the Secured Obligations have been

18.  indefeasibly paid and finally discharged in full in cash. For all purposes of this Agreement, no default or Event of Default shall be deemed to have been waived except as expressly provided in the Security Agreement. No waiver by the Agent or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Agent or Heineman, the Heineman Trust, or Walton of all or any of the Secured Obligations held by them in accordance with the terms of the Notes and the Security Agreement, the Agent or Heineman, the Heineman Trust, or Walton may assign or transfer any right and/or interest of the Agent or Heineman, the Heineman Trust, or Walton under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Agent or Heineman, the Heineman Trust, or Walton, as the case may be, hereunder, and the Agent or Heineman, the Heineman Trust, or Walton, as the case may be, shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.

19.  Reinstatement. Notwithstanding anything to the contrary herein, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of any of the Pledged Stock Issuers or any Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any of the Pledged Stock Issuers or any Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

20.  Governmental Approvals, etc. Upon the exercise by the Agent of any power, right, privilege, or remedy pursuant to this Agreement that requires any consent, approval, qualification, or authorization of any governmental authority or instrumentality, the Pledgors will execute and deliver, or will cause to be executed and delivered, all applications, certificates, instruments, and other documents and papers that the Agent may be required to obtain for such governmental consent, approval, qualification, or authorization.

21.  Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter, articles or certificate of incorporation, or code of regulations or by-laws of any of the Pledged Stock Issuers or any agreement among the holders of capital stock of any of the Pledged Stock Issuers or other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Agent of any right granted hereunder, including, without limitation, the right of the Agent to dispose of any of the Pledged Collateral upon the occurrence of any Event of Default, each Pledgor and each Pledged Stock Issuer hereby waives such restrictions. Each Pledged Stock Issuer and each Pledgor hereby covenants, represents, and warrants that it has taken each necessary action to waive such restrictions. Each Pledged Stock Issuer and each Pledgor will take any further action which the Agent may reasonably request in order that the Agent may obtain and enjoy the full rights and benefits granted to the Agent by this Agreement free of any such restrictions.

22.  Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgors herefrom shall in any event be effective unless the same

23.  shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24.  Security Interest Absolute. To the maximum extent permitted by law, all rights of the Agent, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

(a)  any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto or providing security therefor;

(b)  any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any other agreement or instrument relating thereto or providing security therefor;

(c)  any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

(d)  any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgors.

To the maximum extent permitted by law, the Pledgors hereby waive any right to require the Agent to: (i) proceed against or exhaust any security held from the Pledgors; or (ii) pursue any other remedy in the Agent’s power whatsoever.

25.  Waiver of Marshaling. Each Pledgor and the Agent each acknowledge and agree that in exercising any rights under or with respect to the Pledged Collateral: (i) the Agent is under no obligation to marshal any Pledged Collateral; (ii) the Agent may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) the Agent may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects. The Agent and Pledgors waive any right to require the marshaling of any of the Pledged Collateral.

26.  Notices. Except as otherwise provided herein, all notices to any Pledgor or any of the Pledged Stock Issuers or to the Agent shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if made in accordance with and delivered to the respective addresses provided on the signature pages and Schedule 1 hereto.

27.  Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio. Each Pledgor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the state and federal courts located in Hamilton County, Ohio, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action, or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Pledgor further agrees that a summons and complaint commencing an action or proceeding in

28.  any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address as provided in Section 23 hereof or as otherwise provided under the laws of the State of Ohio. Each Pledgor irrevocably waives all right to a trial by jury in any suit, action, or other proceeding instituted by or against it in respect of its obligations hereunder or the transactions contemplated hereby.

29.  Power of Attorney; Confession of Judgment. Each Pledgor and Pledged Stock Issuer hereby irrevocably authorizes and empowers any attorney-at-law to appear for such Pledgor or Pledged Stock Issuer in any action upon or in connection with this Agreement at any time after any of the obligations of such Pledgor or Pledged Stock Issuer under this Agreement becomes due in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Agent against any Pledgor or Pledged Stock Issuer, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waive and release all errors in any said proceedings and judgments and all rights of appeal from the judgment rendered. Each Pledgor and Pledged Stock Issuer agrees and consents that the attorney confessing judgment on behalf of such Pledgor or Pledged Stock Issuer hereunder may also be counsel to Agent and/or any affiliate or affiliates of Agent, and each Pledgor and Pledged Stock Issuer hereby further waives any conflict of interest which might otherwise arise and consents to Agent's paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this Agreement and/or any and all collateral and security for the obligations of Pledgors and the Pledged Stock Issuers hereunder. This power-of-attorney shall be deemed to be a power coupled with an interest, and is irrevocable.

26.  Miscellaneous.

(a)  This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes (along with the documents, if any, referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

(b)  If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

(c)  This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns; provided, however, that no Pledgor shall assign any part of its rights or duties under this Agreement without the prior written consent of the Agent, which the Agent may grant or withhold in its sole discretion, and any such assignment by a Pledgor without the Agent’s prior written consent shall be void and of no force or effect. In the event of a merger, sale, transfer, consolidation, or reorganization involving the Agent, this Agreement shall continue in full force and effect and shall be binding upon, and inure to the benefit of, the Agent’s successors and assigns.

(d)  The headings of the Sections and paragraphs of this Agreement are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

(e)   This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic mail transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic mail shall be deemed to be their original signatures for all purposes.

(f)  This Agreement has been entered into in conjunction with the provisions of and the security interests granted to the Agent under the Notes, the Guaranty, and the Security Agreement. The rights and remedies of each Pledgor, each Pledged Stock Issuer, and the Agent with respect to the security interests granted herein are in addition and without prejudice to those set forth in the Notes, the Guaranty, and the Security Agreement, all terms and provisions of which are hereby incorporated herein by reference.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

[SIGNATURE PAGE FOLLOWS]

29

IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the date first written above.

PLEDGORS:

ELS HUMAN RESOURCE SOLUTIONS, INC.
3235 Omni Drive
Cincinnati, Ohio 45245

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

RESOLVE STAFFING, INC.
3235 Omni Drive
Cincinnati, Ohio 45245

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: Director and Authorized Officer

THE PLEDGED STOCK ISSUERS:
MANDALAY SERVICES, INC.

By:/s/ Scott Horne
Name: Scott Horne
Title: President

ELS HUMAN RESOURCE SOLUTIONS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

DIVERSIFIED SUPPORT SYSTEMS, LLC

By:/s/ Ronald Heinemana
Name: Ronald E. Heineman
Title: President

ELS EMPLOYER SERVICES, INC.

By:/s/ Steve Roux
Name: Steve Roux
Title: President

EMPLOYEE LEASING SERVICES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS OUTSOURCE SERVICES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

PREMIER HR SERVICES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

FOXSTAR, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS PERSONNEL SERVICES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

RIO SERVICES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

IMPERIAL HUMAN RESOURCES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS HR, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

LUXOR SOLUTIONS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

STREAMLINE MANAGEMENT, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS PAYROLL SOLUTIONS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS HUMAN RESOURCES, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

INTEGRATED PAYROLL SOLUTIONS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS TEMPORARY SOLUTIONS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

RESOLVE HR SOLUTIONS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

FIDELITY CAPITAL, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS PAYROLL MANAGERS, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

ELS ADVANTAGE, INC.

By:/s/ Donald Quarterman
Name: Donald Quarterman
Title: President

THE AGENT:
/s/ Ronald Heineman Ronald E. Heineman

29

SCHEDULE 1 TO PLEDGE AGREEMENT

PLEDGED STOCK

Address for all Pledged Stock Issuers: 3235 Omni Drive, Cincinnati, OH 45245

ELS Human Resource Solutions

Description (class and/or series) of Pledged Stock	Number of Shares	Percentage*	Certificate Number	Pledgor
Common Stock		100%		Resolve

Mandalay Services, Inc.

Common Stock	100	100%	Resolve

Diversified Support Systems, LLC

Units	100%	Resolve

ELS Employer Services, Inc.

Common Stock	1,000	100%	Resolve

Employee Leasing Services, Inc.

Common Stock	100%	ELS HRS

ELS Outsource Services, Inc.

Common Stock	1,000	100%	ELS HRS

Premier HR Services, Inc.

Common Stock	100%	ELS HRS

Foxstar, Inc.

Common Stock	1,000	100%	ELS HRS

ELS Personnel Services, Inc.

Common Stock	100%	ELS HRS

Rio Services, Inc.

Common Stock	1,000	100%	ELS HRS

Imperial Human Resources, Inc.

Common Stock	1,000	100%	ELS HRS

ELS HR, Inc.

Common Stock	100%	ELS HRS

Luxor Solutions, Inc.

Common Stock	100	100%	ELS HRS

Streamline Management, Inc.

Common Stock	500	100%	ELS HRS

ELS, Inc.

Common Stock	100%	ELS HRS

ELS Payroll Solutions, Inc.

Common Stock	100%	ELS HRS

ELS Human Resources, Inc.

Common Stock	100%	ELS HRS

Integrated Payroll Solutions, Inc.

Common Stock	1,000	100%	ELS HRS

ELS Temporary Solutions, Inc.

Common Stock	100%	ELS HRS

Resolve HR Solutions, Inc.

Common Stock	100%	ELS HRS
Fidelity Capital, Inc.

Common Stock	100%	ELS HRS

ELS Payroll Managers, Inc.

Common Stock	100%	ELS HRS

ELS Advantage, Inc.

Common Stock	1,000	100%	ELS HRS

* For the purposes of this Schedule 1, “Percentage” means the percentage of all of the issued and outstanding shares of capital stock of the Pledged Stock Issuer on a fully diluted basis.